                                                                   EXHIBIT 10.56


PORTIONS OF THIS AGREEMENT HAVE BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT




                               SUPPLIER AGREEMENT




                                     BETWEEN



                      LOYALTY MANAGEMENT GROUP CANADA INC.

                                       and

                                   AIR CANADA








                           Dated as of April 24, 2000

                                TABLE OF CONTENTS


                                                                                                           PAGE

ARTICLE 1         RIGHT TO PURCHASE..............................................................................1

1.1               Right to Purchase..............................................................................1

1.2               Capacity.......................................................................................2

1.3               Capacity Guarantee.............................................................................3

1.4               Insufficient Capacity..........................................................................4

1.5               Other Requirements.............................................................................4

1.6               Treatment of Passengers Holding Tickets........................................................4

1.7               Reports and Audits.............................................................................5

1.8               Protection of Program..........................................................................5

1.9               Determination of **** Routes and **** Routes...................................................5

ARTICLE 2         FARES..........................................................................................6

2.1               Special Fares..................................................................................6

2.2               Additional Payment.............................................................................6

ARTICLE 3         TERM...........................................................................................7

3.1               Term...........................................................................................7

3.2               Breach.........................................................................................7

3.3               **** Sponsor...................................................................................7

3.4               Post-Termination Rights........................................................................7

ARTICLE 4         CONFIDENTIALITY AND TRADE-MARKS................................................................8

4.1               Confidentiality................................................................................8

4.2               Announcements..................................................................................9

4.3               Trade-Marks....................................................................................9

ARTICLE 5         WARRANTIES AND CCAA PAYMENT...................................................................10

5.1               Warranties....................................................................................10

5.2               Indemnity.....................................................................................10

5.3               CCAA Process and Payment......................................................................11

ARTICLE 6         GENERAL.......................................................................................11

6.1               Entire Agreement..............................................................................11

6.2               Unconditional Obligation......................................................................11

6.3               Release.......................................................................................11



**** PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A
     REQUEST FOR CONFIDENTIAL TREATMENT.

                                       -i-


                                TABLE OF CONTENTS
                                   (CONTINUED)

6.4               Injunction....................................................................................11

6.5               Severability and Time of Essence..............................................................12

6.6               Governing Law.................................................................................12

6.7               Costs and Expenses............................................................................12

6.8               Waiver........................................................................................12

6.9               Successors and Assigns........................................................................12

6.10              Counterparts..................................................................................13


SCHEDULE A            -    Definitions and Interpretation

SCHEDULE B            -    Special Fares

SCHEDULE C            -    Reservations, Commissions and Travel Restrictions

SCHEDULE D            -    Other Commitments

SCHEDULE E            -    Job Description for LMGC Ombudsman

SCHEDULE F            -    LMGC News Release

SCHEDULE G            -    **** Routes

SCHEDULE H            -    LMGC Projections

SCHEDULE I            -    ****












**** PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A
     REQUEST FOR CONFIDENTIAL TREATMENT.

                               SUPPLIER AGREEMENT


                  THIS AGREEMENT is made as of April 24, 2000 between LOYALTY MANAGEMENT GROUP CANADA INC. and AIR CANADA.

                  WHEREAS LMGC wishes to purchase airline tickets from Airline, and Airline has agreed to sell airline tickets to LMGC, subject to and in accordance with the terms of this Agreement;

                  AND WHEREAS terms used herein have the meanings set forth in Schedule A hereto and the principals of interpretation set out therein apply to this Agreement;

                  NOW THEREFORE, in consideration of the premises and the mutual promises and covenants hereinafter set forth, the parties now agree as follows:

                                    ARTICLE 1
                                RIGHT TO PURCHASE


1.1          RIGHT TO PURCHASE.

         (a) Starting on May 1, 2000 and thereafter throughout the Term, LMGC shall have the right to buy Special Tickets from Airline and each Regional Airline, and Airline will make available, and either cause each of the Regional Airlines to make available or obtain itself from each such Regional Airline and make available, for purchase by LMGC, Special Tickets, at the Special Fares and otherwise on the terms and conditions hereof. Airline shall also use its best efforts to cause CAI (so long as it is not a Regional Airline (and as a result, subject to the previous sentence)) to comply with the terms of this Agreement in all respects (including supplying Special Tickets for Airline Seats at the Special Fares) as if it were a Regional Airline. Any reference herein to the purchase by LMGC of Special Tickets or Airline Seats includes any such purchase by any Subsidiary of LMGC (including LMG Travel) and Airline agrees that any such Subsidiary may purchase Special Tickets hereunder at the Special Fares.

         (b) During the Initial Period (but subject to Section 1.2), LMGC may purchase Special Tickets at the Special Fares for any Airline Seats offered by Airline or any Regional Airline. During the Additional Period, however, LMGC may only purchase Special Tickets at the Special Fares for itineraries which
(i) include a **** Route or (ii) do not include a **** Route because of the exclusion set out in Schedule I where the segment from Schedule I is part of a larger itinerary that does not have other **** as described in Section 1.9(b).



**** PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A
     REQUEST FOR CONFIDENTIAL TREATMENT.

1.2          CAPACITY.

         (a) Except as otherwise provided herein, during the Initial Period LMGC shall (and shall be entitled to) book Special Tickets in **** Class and shall be entitled to the priority currently associated therewith (not to be lower than that available to any other Person booking into **** Class). Except as otherwise provided herein, during the Additional Period LMGC shall (and shall be entitled to) book Special Tickets in a class to be designated by Airline which may, but need not be, **** Class, and which will satisfy the requirements for the Additional Period set out herein (the "Other Class").

         (b) Airline agrees to load and maintain the Special Fares in **** Class during the Initial Period and in the Other Class during the Additional Period, and make such Special Fares accessible in SABRE throughout the Term and to give LMGC and LMG Travel (and no one else outside of Airline or a Regional Airline) access to such fares. No other Person or entity entitled to book into **** Class at any time will have greater rights thereto or to the capacity provided thereby, than LMGC. Airline represents and warrants to LMGC that the following statements regarding **** Class are now true and covenants that such statements will be true (subject to Section 1.2(c) below) throughout the Term: (i) **** Class is loaded such that it is accessible in SABRE and can be viewed by LMGC within SABRE, (ii) it is available on every route of Airline and all Regional Airlines, (iii) it is always initially set to more than **** on each existing route, (iv) it regularly provides an initial availability for a route when set of at least **** percent of the seats available on the route, excluding business class or superior seats, including first class; (v) there are no partitions in such class that would affect LMGC and block bookings are only permitted in such class on an infrequent basis; and (vi) the class is intended for **** and similar Persons, including, as of the date hereof, **** which currently books tickets only into such class, and certain public fares such as youth, student and similar fares. The parties have discussed LMGC's current and projected needs and flight patterns for Airline Seats and a description of such needs is attached as Schedule H hereto. Airline confirms that it is its expectation that LMGC's rights to book into **** Class as contemplated hereby will generally satisfy those needs during the Initial Period, although it gives no warranty as to availability on specific flights or routes, and LMGC confirms that it is its expectation that it will book to its forecasts, as reflected in Schedule H, during the Initial Period, although it gives no warranty as to what actual levels of bookings will be. If, notwithstanding the **** and **** capacity guarantees set out in Section 1.3, LMGC determines that, for a period of at least 60 days during the Initial Period, it is generally not able to meet such needs in respect of itineraries commencing on or after September 1, 2000, it may notify Airline thereof and in such event Airline will determine and implement some other approach that will enable such needs to be generally met, including, if required to resolve the issue, allowing LMGC to book into some other class or creating a separate booking class for LMGC to book into during the Initial Period.

         (c) If at any time or from time to time during the Initial Period, Airline changes its booking classes so that **** Class no longer exists or makes any material changes to the parameters associated with such class, Airline shall designate another booking class into which LMGC shall be entitled to book Special Tickets and which will provide LMGC with substantially the same



**** PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A
     REQUEST FOR CONFIDENTIAL TREATMENT.

parameters as described in Section 1.2(b). For purposes hereof, any such replacement class shall thereafter be referred to as "**** Class".

         (d) The parties will meet annually to review the concept of LMGC being permitted access to the capacity provided from time to time by Airline under "web specials" made available on Airline's web site. Such access would be provided in order to permit LMGC to assist Airline in utilizing such capacity, by issuing Special Tickets therefrom to its Collectors. The price payable by LMGC for any Airline Seats booked therefrom shall not be any greater than the applicable Special Fare at such time, but any such Airline Seats shall be subject to the same conditions as provided in the relevant web special. Airline will allow LMGC reasonable access on such basis to book Special Tickets from at least one such web special during the Initial Period, but otherwise Airline has no obligation to provide LMGC such access. LMGC's rights under this Section 1.2(c) are in addition to, and not in limitation of, its capacity entitlements under the balance of this Section 1.3.

1.3          CAPACITY GUARANTEE.

         (a) The provisions of Sections 1.3(b) and (c) below shall apply only in respect of itineraries booked by LMGC for the period on or after September 1, 2000 and LMGC acknowledges that Airline cannot commit to such capacity guarantees for itineraries prior thereto. Airline shall however use its commercially reasonable best efforts to ensure that LMGC's needs for capacity are satisfied in respect of itineraries prior thereto.

         (b) Subject to Section 1.3(a), Airline shall ensure that, at all times during the Term, for each **** day period which commences at least **** days after such time, the total of:

                  (i) all Airline Seats of Airline and each Regional Airline on each **** Route which are available to be booked by LMGC at the Special Fares on flights departing in such **** day period, plus

                  (ii) all Airline Seats of Airline and each Regional Airline on such **** Route which at such time have been booked by LMGC at the Special Fares for flights departing in such **** day period, is at least **** of the aggregate Airline Seats offered by Airline and the Regional Airlines for such **** day period on such **** Route.

         (c) In addition, but again subject to Section 1.3(a), Airline shall also ensure that, at all times during the Term, for each **** day period which commences at least **** days after such time, the total of:

                  (i) all Airline Seats of Airline and each Regional Airline on each **** Route, and on each **** Route shown in Schedule I, which are available to be booked by LMGC at the Special Fares on flights departing in such **** day period, plus



**** PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A
     REQUEST FOR CONFIDENTIAL TREATMENT.

                  (ii) all Airline Seats of Airline and each Regional Airline on such **** Route or such **** Route, as applicable, which at such time have been booked by LMGC at the Special Fares for flights departing in such **** day period, is at least **** of the aggregate Airline Seats offered by Airline and the Regional Airlines for such **** day period on such **** Route or such **** Route, as applicable. For greater certainty, LMGC acknowledges that during the Additional Period it can only purchase Special Tickets at the Special Fares for the purposes described in the second sentence of Section 1.1(b) and accordingly the capacity guarantee set out in this Section 1.3(c) only applies during the Additional Period with respect to itineraries that meet those requirements.

1.4 INSUFFICIENT CAPACITY. If at any time LMGC, acting reasonably, determines (whether from reviewing the reports Airline provides under Section 1.7, from a review of SABRE or otherwise) that the capacity made available to LMGC on a **** Route or **** Route with respect to a particular **** day period that has not been completed does not comply with Section 1.3, LMGC may notify Airline thereof. If Airline has not remedied the situation to the reasonable satisfaction of LMGC within 72 hours thereafter, LMGC shall be entitled to book Special Tickets on such **** Route or **** Route, as applicable, in any other economy booking classes in order to ensure that it has the capacity required under Section 1.3 with respect to such **** day period, and the fares payable by LMGC for such Special Tickets shall still be the Special Fares. Similarly, if at any time LMGC determines that it was not provided sufficient capacity on a **** Route or **** Route with respect to any particular **** day period that has then been completed, it may notify Airline thereof. If Airline has not remedied the situation to the reasonable satisfaction of LMGC within 72 hours thereafter, LMGC shall be entitled, for the **** day period thereafter and in addition to the capacity otherwise provided hereunder on such **** Route or **** Route, as applicable, to book additional Airline Seats at the Special Fares in any other economy booking classes in a number sufficient to make up the deficiency for that particular **** day period. In selecting other classes to look to for purposes of this
Section 1.4, LMGC shall review the available classes in order of priority, starting with the lowest priority as advised to LMGC from time to time by Airline in writing. If, as a result of booking Special Tickets in any such other class for which the Special Fares have not been loaded, LMGC pays an amount therefor greater than the Special Fares, Airline shall promptly make any required adjustments in connection therewith.

1.5 OTHER REQUIREMENTS. Airline shall, and shall ensure that each Regional Airline shall, comply with Schedule D hereto. In addition, the terms of this Agreement will be subject to the reservations, commissions, travel, ticket use and other procedures and requirements as set forth in Schedule C hereto.

1.6 TREATMENT OF PASSENGERS HOLDING TICKETS. Except as described in Schedule C, Airline shall, and shall ensure that each Regional Airline shall, treat and serve each passenger holding a Special Ticket in the same manner as each other economy passenger of Airline or such Regional Airline, as applicable, including as to loading priorities, entitlement to denied boarding



**** PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A
     REQUEST FOR CONFIDENTIAL TREATMENT.

compensation, flight cancellation compensation, baggage limits, or any disruption or compensation, all in accordance with applicable industry tariffs and conditions of carriage.

1.7 REPORTS AND AUDITS. On or before the 15th day of each month during the Term, Airline shall provide LMGC with a report in mutually agreed upon form showing both projected and historical data and, at a minimum, showing, for at least each of the three months immediately thereafter, (i) those routes for which there is no availability to LMGC in such month, (ii) those routes for which there is low and rapidly diminishing capacity to LMGC in such month, and (iii) those routes for which there is sufficient capacity to LMGC in such month. Availability for this purpose shall be determined by availability in the class or classes into which LMGC is then booking hereunder and based on the aggregate number of Airline Seat available on such routes during such month. LMGC shall have the right, on reasonable notice to Airline and during normal business hours and no more than twice each calendar year, to engage an independent third party to audit Airline's records in order to confirm the accuracy of such reports, and in each case the cost of such audit shall be paid by LMGC unless any such audit reveals that the capacity shown to be available to LMGC in a report was incorrect by more than 5%, in which case Airline shall pay the cost of such audit.

1.8 PROTECTION OF PROGRAM. Title to the Program, AMRM and all rights represented thereby or related thereto, are reserved at all times to LMGC. LMGC may determine, in its sole discretion, the duration, form, scope and content of the Program and may effect termination, addition, deletion or other modification or change thereof or thereto as it may, in its sole discretion, determine. For greater certainty, this Section 1.8 is not intended to give LMGC the right to change the Program in a manner that would reduce its obligations hereunder.

1.9          DETERMINATION OF **** ROUTES AND **** ROUTES.

         (a) On each January 1 during the Term, Schedule G setting out the **** Routes shall be deemed amended to consist of each **** Route in respect of which no Air Carrier (other than Airline, CAI or any Regional Airline of either) provides **** (whether or not ****) **** service as of the November 15 immediately prior thereto utilizing planes with seating capacity for at least **** passengers.

         (b) On each January 1 during the Term, Schedule I shall be deemed amended to consist of each **** Route in respect of which an Air Carrier (other than Airline, CAI or any Regional Airline of either) provides **** (whether or not ****) **** service as of the November 15 immediately prior thereto utilizing planes with seating capacity for at least **** passengers.

         (c) If at any time the parties are unable to agree by December 15th of any year, for purposes of Section 1.9(a) or (b) above, as to the **** Routes to be described in Schedule G or the **** Routes to be described in
Schedule I, either party may refer the matter to confidential and binding arbitration under the ARBITRATIONS ACT (Ontario) before a single arbitrator who shall be instructed to provide his or her determination as soon as possible. The cost thereof shall be split equally between the parties. In the event of such a referral, the applicable schedule



**** PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A
     REQUEST FOR CONFIDENTIAL TREATMENT.

shall only be amended under this Section 1.9 on the date of such determination, and such determination shall be final and binding for purposes of this Section 1.9.

                                    ARTICLE 2
                                      FARES

2.1          SPECIAL FARES.

         (a) The Special Fares as of May 1, 2000 are as set out in Part 1 of Schedule B. On January 1, 2001, the Special Fares will be adjusted with respect to all Special Tickets purchased on or after that date to the amounts set out in Part 2 of Schedule B. On ****, the Special Fares will be adjusted with respect to all Special Tickets purchased on or after that date to the amounts set out in Part 3 of Schedule B. Provided Airline has paid to LMGC **** as contemplated in Section 5.3, (i) on **** the Special Fares will be adjusted with respect to all Special Tickets purchased on or after that date to the amounts set out in Part 4 of Schedule B, and (ii) on **** the Special Fares will be adjusted with respect to all Special Tickets purchased on or after that date to the amounts set out in Part 5 of Schedule B. If for any reason whatsoever (including the CCAA Plan not being approved or no amounts being distributed to unsecured creditors thereunder by December 31, 2000), Airline has not paid LMGC **** as contemplated in Section 5.3 by December 31, 2000, the price increases contemplated for **** and **** shall not take place but shall be replaced by a **** price increase from the amounts set out in
Part 3 of Schedule B on each such date.

         (b) For each Special Ticket purchased by LMGC hereunder, LMGC shall pay Airline the applicable Special Fare. The Special Fares exclude any applicable transportation tax, excess baggage charges, airport taxes, federal inspection fees, passenger facility charges, departure taxes, GST, sales, transfer or use taxes, or any similar taxes, levies or charges, or any other ancillary duties and charges (collectively, "Additional Charges") and LMGC shall either pay or cause its Collectors to pay to Airline any applicable Additional Charges. Infants (i.e. under 2 years old) who do not occupy a separate Airline Seat shall be carried free of charge, except for any applicable Additional Charges and except as otherwise required by applicable law or by regulations or policies applicable to the airline industry.

2.2 ADDITIONAL PAYMENT. As soon as possible, but in any event by July 1, 2000, Airline shall dedicate at least one employee exclusively for the purpose of fulfilling the responsibilities and having the job position and qualifications described in Schedule E hereto. In consideration of Airline fulfilling such responsibility, LMGC shall, within 30 days of such person being hired, pay to Airline an amount (which shall apply in respect of the period from the date of hire up to and including December 31, 2000) determined based on pro rating **** over the period left in the 2000 calendar year from the date of such hire. Within 30 days following commencement of each subsequent calendar year during the Term, LMGC shall pay an additional **** to Airline. The amount so paid by LMGC shall be applied on account of the salary due to such individual and other related expenses of Airline in connection therewith. If the Term ends part way through any calendar year, Airline shall provide LMGC with a proportionate rebate of the amount so paid. In addition, if at any time such position remains vacant during a calendar year for more than 60 days in aggregate or such individual fails to fulfil



**** PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A
     REQUEST FOR CONFIDENTIAL TREATMENT.

the responsibilities set out in Schedule E, LMGC shall also be entitled to a proportionate rebate of the amount paid based on the total period during which such position remained vacant or during which such individual so failed to fulfil such responsibilities.

                                    ARTICLE 3
                                      TERM

3.1 TERM. This Agreement shall be come into effect as of May 1, 2000 and shall continue in full force and effect thereafter until December 31, 2004, at which time this Agreement shall terminate, provided that Airline shall still be bound to honour any Special Tickets purchased hereunder on or prior to the termination date which have a travel date which occurs thereafter and shall comply with Section 1.6 in connection therewith notwithstanding such termination.

3.2 BREACH. If either party hereto fails to (i) pay any amounts when due and payable hereunder, and such failure continues for a period of fifteen Business Days after written notice of such failure referring to this Section
3.2 is given to such party by the other party; (ii) comply with Section 4.3 and such failure continues for a period of fifteen days after written notice of such failure referring to this Section 3.2 is given by the other party, or
(iii) observe or perform any of its other obligations under this Agreement and such failure continues for a period of thirty days after written notice of such failure referring to this Section 3.2 is given by the other party, then without prejudice to any other rights or remedies the other party may have, this Agreement may be terminated by the other party by notice to the defaulting party so long as such failure is still continuing at the time of giving such notice.

3.3 **** SPONSOR. If at any time LMGC permits Collectors to redeem AMRM earned from a **** Sponsor, or from **** as a conversion reward under the **** program operated by **** or any similar points conversion program hereafter introduced by ****, in either case for Airline Seats purchased hereunder at the Special Fares, Airline may notify LMGC thereof in writing referring to this Section 3.3 and demand that such practice cease. If such practice is still continuing 15 days after receipt by LMGC of such notice, Airline may terminate this Agreement on not less than 90 days written notice to LMGC, provided that such notice must be given no later than 90 days following the expiry of such 15 day period. In addition, LMGC agrees that, if at any time **** wishes to offer AMRM as a redemption option under any points conversion program which is promoted by reference to the fact that points earned thereunder can be redeemed for flights on Air Canada, LMGC shall use all reasonable efforts to persuade **** not to proceed therewith. Airline acknowledges, however, that LMGC may not have the right to force **** not to proceed with any such program and shall have no liability if **** does proceed therewith.

3.4 POST-TERMINATION RIGHTS. Notwithstanding any termination of this Agreement, the parties shall continue to be liable for all financial and other monetary obligations respectively incurred by each of them pursuant to this Agreement prior to such termination until the time each of such obligations shall have been fully satisfied, and exercise by either party of its right to terminate under any provision of this Agreement will not affect or impair its right to enforce its



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
other rights or remedies under this Agreement. All obligations of each party that have accrued before termination or that are of a continuing nature will survive termination.

                                    ARTICLE 4
                         CONFIDENTIALITY AND TRADE-MARKS

4.1          CONFIDENTIALITY.

         (a) Throughout the Term and for a period of 5 years following the termination of this Agreement, each party will, and will cause each of its Representatives (as defined below) to, hold in strictest confidence and not use in any manner whatsoever and only disclose to those of its Representatives who have a need to know same for purposes of this Agreement, any Confidential Information (as defined below) of the other party, whether provided before or after the date of this Agreement, including any Confidential Information provided by LMGC to Airline in connection with Airline's initial determination of whether to enter into this Agreement; provided that the foregoing will not apply (i) to use by LMGC of its data base; (ii) where disclosure of Confidential Information is required by law or in order to enforce rights under or in connection with this Agreement or the subject matter hereof; (iii) where the Confidential Information which has been disclosed had already ceased to be confidential through no fault of the disclosing party or its Representatives; (iv) to disclosure by LMGC of any terms of this Agreement to its or its Affiliates' actual or prospective financiers or investors or otherwise in connection with a financing, including disclosing to any underwriter, potential purchasers of LMGC's or any of its Affiliate's shares or business and including their respective counsel, or (v) to disclosure by Airline to CAI, unless the CCAA Plan is not approved in which case Airline may not thereafter disclose Confidential Information of LMGC to CAI unless otherwise permitted hereunder. In addition, LMGC may disclose, on a confidential basis, the term of this Agreement, the existence of price increases hereunder and the percentage amount thereof (but not the actual fares), the confidentiality restrictions, termination events and provisions relating to **** Sponsors and **** to existing, future or prospective Sponsors or suppliers, and Airline may disclose, on a confidential basis, the term of this Agreement, the existence of price increases hereunder and the aggregate percentage amount thereof (but not the actual fares), the confidentiality restrictions, termination events and provisions relating to **** Sponsors and **** to ****.

         (b) "Confidential Information" of a party means all information and documents, whether on paper, in computer readable format or otherwise, relating to such party's business, which is or is treated by such party as being of a confidential nature (and is known or should have been known by the other party hereto as being of a confidential nature or being so treated) and has been or is from time to time made known to or is otherwise learned by the other party or any of its Representatives as a result of the relationship hereunder, including the terms (but not the existence) of this Agreement (including the pricing hereunder). In the case of LMGC, its Confidential Information will also include all information disclosed to or otherwise learned by Airline concerning the Program, the terms (including pricing) of the Terminated Supplier Agreement and the Short Term CAI Supplier Agreement and the existence or substance of and the background to any discussions among CAI, Airline and/or LMGC with regards to the subject



**** PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A
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
matter hereof and termination of the Terminated Supplier Agreement, whether before or after the date hereof. "Representative" means, with respect to any party, any of its directors, officers or employees or outside auditors, lawyers or advertising or p.r. agencies, but for greater certainty, not any other outside consultants or agencies.

         (c) If any party is served with a subpoena or other legal process or other governmental request requiring the production or disclosure of any Confidential Information, or for any other reason believes that it is required by law to disclose any Confidential Information of the other party, then that party will, before complying, promptly notify the other party and use all reasonable efforts to permit the other party a reasonable period of time to intervene and contest disclosure or production, and will in any event use all reasonable efforts to ensure confidential treatment of such Confidential Information if so disclosed.

4.2 ANNOUNCEMENTS. Airline acknowledges that LMGC intends to issue a news release forthwith after execution hereof substantially in the form attached as Schedule F, and consents thereto. Subject thereto, neither party shall issue any news releases in respect of the entering into of this Agreement or the background thereto, without the prior written consent of the other party, which consent shall not be unreasonably withheld. In addition, but subject to the exceptions as to confidentiality set forth in clauses (i) through (v) of Section 4.1(a), throughout the Term (i) Airline will refrain, and will use all reasonable efforts to ensure that its Representatives (as defined in Section 4.1) refrain, from making statements to third parties, including the press or regulatory authorities, which denigrate or otherwise refer in an unfavourable manner to the Program or its features or the business relationship between the parties, or otherwise having discussions to such effect with any third parties, and (ii) LMGC will refrain, and will use all reasonable efforts to ensure that its Representatives (as defined in Section 4.1) refrain, from making statements to third parties, including the press, or regulatory authorities which denigrate or otherwise refer in an unfavourable manner to Airline or its business or the business relationship between the parties, or otherwise having discussions to such effect with any third parties.

4.3          TRADE-MARKS.

         (a) Except as otherwise provided herein or as required by law, neither LMGC nor Airline shall use any logo or trade-mark of the other without the prior written permission of the other. In addition, during the Initial Period, LMGC may use the name "Air Canada" in advertising or promotional material for purposes of identifying to current, future or potential Collectors or Sponsors the availability of Airline Seats from Airline as a redemption option and subject to the following restrictions (which, in the case of clauses (i) and (ii), shall not apply to displays on web sites): (i) the Air Canada name will not appear on the same page as the name of **** or ****, (ii) it will appear only together with the name of another supplier to the Program, and (iii) LMGC will not permit **** or **** to use such name in their marketing or promotional materials relating to the Program. LMGC may not use such name in such materials during the Additional Period, except as otherwise required by law. For greater certainty, however, the foregoing restrictions shall not prohibit LMGC telephone agents or other representatives from using the name "Air Canada" when discussing availability or bookings for flights with Collectors, and other uses in connection with travel, (e.g. itinerary and tickets). In



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     REQUEST FOR CONFIDENTIAL TREATMENT.

addition, nothing contained herein shall affect LMGC's rights to use trade-marks or logos of CAI in accordance with LMGC's current practices. Upon implementation of the CCAA Plan or any transfer of any of CAI's logos or trade-marks (including the names "Canadian" or "Canadian Airlines") to Airline or any Affiliate of Airline, Airline will ensure that LMGC continues to have the right to use CAI's logos and trade-marks (including the names "Canadian" or "Canadian Airlines") in accordance with its current practice, but only for so long as they continue to be used by either CAI or Airline or any Affiliate thereof.

         (b) Notwithstanding the permission to use the name Air Canada as set forth in Section 4.3(a), Airline shall have the right to examine and to approve or disapprove in advance the contents and appearance of any advertising or promotional materials proposed to be used by LMGC which incorporate such name, but (i) Airline shall not unreasonably withhold or delay its approval of such materials, (ii) it shall in any event provide its decision as soon as possible and not later than 7 days after request therefor from LMGC, and (iii) upon providing any approval, no further approval will be required for subsequent materials which have the same or a substantially similar approach to the display of such name.

         (c) Neither party shall have any liability for any breach of this
Section 4.3 unless such breach continues for a period of fifteen days after written notice thereof referring to this Section 4.3 is given to such party by the other party demanding that such breach cease, and in any event, the maximum aggregate liability of either party for any breach of, or otherwise in connection with, this Section 4.3, whether on one or more than one occasion, is
****.

                                    ARTICLE 5
                           WARRANTIES AND CCAA PAYMENT

5.1 WARRANTIES. Each of the parties hereto represents and warrants to the other party, that (i) the entering into, execution and delivery of this Agreement and the performance of its obligations hereunder have been duly and validly authorized and approved by all necessary corporate action on its part, (ii) no consent or approval of any other Person or of any court is required to the entry into, execution or delivery of this Agreement or to the performance of its obligations hereunder, except such as have been obtained,
(iii) this Agreement has been validly executed and delivered by such party, and is a valid and legally binding obligation of such party enforceable against such party in accordance with its terms, subject to usual exceptions regarding bankruptcy and other laws affecting creditors rights generally and those with respect to specific performance and injunction, and (iv) there are no outstanding claims, litigation, arbitrations, investigations or other proceedings existing or, to the knowledge of each party, pending or threatened which would enjoin, restrict or prohibit performance by such party of its obligations hereunder.

5.2 INDEMNITY. Each party shall indemnify and hold the other party (and in the case of LMGC, any of its Subsidiaries who purchase tickets hereunder) and their respective directors, officers, employees and agents harmless from and against any and all losses, claims, damages, liabilities, costs, fees and other expenses whatsoever (including legal fees on a solicitor and his own client basis) suffered or incurred by the other party which arise from or are caused by the non-performance or improper performance of any obligations of such first party hereunder, or



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     REQUEST FOR CONFIDENTIAL TREATMENT.

any breach or untruth of any of its representations or warranties contained herein, or, in the case of the indemnity in favour of LMGC, any liability of Airline or any Regional Airline to any Person for any injuries or damages which result from the provision or sale of any air transportation or related services and/or merchandise by or through Airline or any Regional Airline, to such Person.

5.3 CCAA PROCESS AND PAYMENT. The parties acknowledge that, by Assignment dated as of the date hereof, LMGC has assigned the Claim to Airline. In consideration of such assignment and the price increases contemplated hereby for **** and ****, Airline shall pay to LMGC, within five Business Days following distribution or payment of any amounts in respect of the Claim, ****. Without limiting Section 6.2, Airline's obligation to pay such amount is absolute and unconditional and applies notwithstanding any of the matters referred to in Section 6.2. If Airline fails to pay such amount to LMGC when due, then, without prejudice to any other rights or remedies LMGC may have, LMGC may set off such amount against any amounts otherwise payable hereunder to Airline, and Airline shall pay interest to LMGC from the due date of such payment until such payment is made in full at **** per annum.

                                    ARTICLE 6
                                     GENERAL

6.1 ENTIRE AGREEMENT. This Agreement together with the Assignment between the parties of even date contains the entire agreement between the parties relating to the subject matter hereof and supersedes all previous agreements, understandings or arrangements, verbal or written, relating thereto. This Agreement may only be modified, superseded or amended by an agreement or modification in writing signed by both of the parties hereto.

6.2 UNCONDITIONAL OBLIGATION. Airline's obligation to comply herewith and provide Airline Seats to LMGC at the Special Fares and otherwise as contemplated thereby, is an independent obligation of Airline which shall apply notwithstanding any matter or thing affecting CAI, including any reorganization, bankruptcy, receivership or other proceeding affecting CAI and including the current proceedings under the CCAA affecting CAI (the "CCAA Proceedings"), the treatment of CAI's obligations in the CCAA Proceedings, the success or lack of success of the CCAA Proceedings, the treatment of the Claim in the CCAA Proceedings, whether or not the Claim is disputed by any other Person or Airline has the right to vote or receive distributions of the Claim in the CCAA Proceedings, and regardless of the amount of any recovery in respect of the Claim.

6.3 RELEASE. LMGC and Airline each release each other and their respective Affiliates, other than, for greater certainty, CAI, from all costs, damages and liability in connection with any matters which have occurred prior to the date of this Agreement with respect to the Terminated Supplier Agreement or any matter relating thereto.

6.4 INJUNCTION. Airline acknowledges that a breach of its obligations under any of Sections 1.1, 1.2, 1.3, 1.4, 1.6, 1.7, 4.1, 4.2 or
4.3 and LMGC acknowledges that a breach of any of its obligations under Sections 4.1, 4.2 or 4.3, will cause irreparable harm to the other party for



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     REQUEST FOR CONFIDENTIAL TREATMENT.

which money damages alone will provide inadequate compensation. Accordingly, the parties agree that injunctive relief to prevent any such breaches or a mandatory order or specific performance requiring continued performance of the provisions in question, as applicable, is appropriate and necessary to prevent the continuation of such a breach.

6.5 SEVERABILITY AND TIME OF ESSENCE. If any provision of this Agreement is held by a court of competent jurisdiction or by any governmental agency or authority to be invalid, such holding shall not have the effect of invalidating the other provisions of this Agreement which shall nevertheless remain binding and effective between the parties. Time is of the essence hereof.

6.6 GOVERNING LAW. This Agreement shall be construed under and governed by the laws of the Province of Ontario and the laws of Canada applicable therein. The Parties hereto attorn to the non-exclusive jurisdiction of the courts of Ontario.

6.7 COSTS AND EXPENSES. Airline shall pay all reasonable out-of-pocket costs and expenses, including legal costs and expenses on a solicitor and his own client basis, incurred by LMGC in connection with the negotiation and documentation of the transactions contemplated in this Agreement, the Terminated Supplier Agreement and/or the Short Term CAI Supplier Agreement as well as those incurred by LMGC in connection with the insolvency proceedings relating to CAI, including those incurred in anticipation thereof and/or to protect LMGC's interests in connection therewith, the whole up to a maximum of **** plus GST, but in any event, not including any such costs or expenses incurred by LMGC prior to December 31, 1999. Subject to the following proviso, Airline shall make such payment promptly following receipt of copies of invoices therefor, provided that LMGC need not provide Airline with the detail from LMGC of the work performed in connection with such invoices including daily work entries, provided further that Airline need not make such payment earlier than the first to occur of (i) five Business Days following distribution or payment of any amounts in respect of the Claim, and (ii) July 15, 2000.

6.8 WAIVER. Any term or condition of this Agreement may be waived at any time by the party which is entitled to the benefit thereof, but such waiver shall only be effective if evidenced by a writing signed by such party. A waiver on one occasion shall not be deemed to be a waiver of the same or of any other breach on any other occasion. Any previous waiver, forbearance, or course of dealing will not affect the right of either party to require strict performance of any provision of this Agreement.

6.9 SUCCESSORS AND ASSIGNS. Neither party may assign its rights or obligations hereunder without the prior written consent of the other, except that either party may, without consent, assign its rights hereunder (i) to any Affiliate either as part of a bona fide corporate reorganization, or a sale of all or substantially all of its assets, but no such assignment shall relieve such party from its obligations hereunder, and (ii) by way of security to any financier; provided that if any **** or **** enforces upon any such security provided by LMGC and operates the Program on its own for more than one month, Airline may, on not less than 20 Business Days prior notice to such **** or **** sent no later than four weeks after the end of such month, elect to terminate this Agreement, in which event, this



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     REQUEST FOR CONFIDENTIAL TREATMENT.

Agreement shall terminate at the end of the period specified in any such notice if, at the end of such period, such **** or **** is still so operating the Program.

6.10 COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which taken together shall be deemed to constitute one and the same instrument. Counterparts may be executed either in original or faxed form and the parties hereto adopt any signatures received by a receiving fax machine as original signatures of the parties; provided, however, that any party providing its signature in such manner shall promptly forward to the other party an original of the signed copy of this Agreement which was so faxed.

             IN WITNESS WHEROF the parties have executed this Agreement as of the date and year first above written.

                                 LOYALTY MANAGEMENT GROUP CANADA INC.



                                 By:         /s/ John Scullion
                                            ------------------------------------
                                 Name:       John Scullion
                                            ------------------------------------
                                 Title:      President & Chief Executive Officer
                                            ------------------------------------




                                 AIR CANADA



                                 By:         /s/ Calvin Bovinescu
                                            ------------------------------------
                                 Name:       Calvin Bovinescu
                                            ------------------------------------
                                 Title:      Executive Vice President
                                             Corporate Development & Strategy
                                            ------------------------------------












**** PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A
     REQUEST FOR CONFIDENTIAL TREATMENT.

                                   SCHEDULE A

                         DEFINITIONS AND INTERPRETATION


                  In this Agreement (including the recitals hereto), the following terms shall have the following meanings:

"ADDITIONAL PERIOD" means the period from and including January 1, 2003 to and including December 31, 2004.

"AFFILIATE" has the meaning set out in the CANADA BUSINESS CORPORATIONS ACT.

"AGREEMENT" means this Agreement including the Schedules to this Agreement all as amended or supplemented from time to time.

"AIR CARRIER" means an airline or air carrier, or a Person which otherwise engages in the business of carrying passengers by air.

"AIRLINE" means Air Canada, its successors and permitted assigns.

"AIRLINE SEATS" means seats for travel on flights for any City Pair Served as operated by Airline or any Regional Airline.

**** means ****

"AMRM" means AIR MILES-TM- reward miles.

"BUSINESS DAY" means any day on which banks are open for business in Montreal, Quebec and Toronto, Ontario, excluding Saturdays, Sundays and statutory holidays in those cities.

"CCAA" means the COMPANIES CREDITORS ARRANGEMENT ACT.

"CCAA PLAN" means the proposed plan of compromise and arrangement of Canadian Airlines Corporation and CAI, intended to be filed with the Court of Queens Bench of Alberta on April 25, 2000, or any subsequent plan of compromise and arrangement issued by either or both of such Persons in connection with the CCAA Proceedings.

"CCAA PROCEEDINGS" has the meaning set out in Section 6.2.

"CAI" means Canadian Airlines International Ltd., its successors and permitted assigns.

"CITY PAIR" means two cities or other locations between which any Air Carrier offers scheduled service, whether domestic or international and whether or not non-stop or direct.



**** PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A
     REQUEST FOR CONFIDENTIAL TREATMENT.

"CITY PAIRS SERVED" means all City Pairs for which Airline or any Regional Airline (or any combination thereof) has, at the time in question, scheduled service, whether domestic or international.

"CLAIM" means the claim of LMGC and its subsidiaries against CAI assigned by LMGC to Airline.

"COLLECTOR" means any Person who is registered with LMGC as a collector of AMRM.

"**** SPONSOR" means, subject to the following sentence, any Sponsor which is
(i) a ****, or (ii) a Person whose principal business is the issuance of **** to individuals who do not buy goods or services from such Person or its Affiliates or franchisees. In any event, however, "**** Sponsor" shall not include **** or **** or any successors thereto (whether by amalgamation, purchase of assets or otherwise) or replacements (in whole or in part) thereof as a Sponsor.

"INITIAL PERIOD" means the period from the date hereof to and including December 31, 2002.

"LMGC" means Loyalty Management Group Canada Inc., its successors and permitted assigns.

"LMG TRAVEL" means LMG Travel Services Limited and its successors.

"**** ROUTE" means (i) any two cities or other locations in Canada between which Airline or any Regional Airline has non-stop scheduled service, so long as at least one of the two cities or other locations is not a **** (but in any event not including any City Pair Served described in Schedule I hereto, as such Schedule may be amended from time to time in accordance with Section 1.9), and (ii) any **** Route.

"OTHER CLASS" has the meaning set out in Section 1.2(a).

"PERSON" includes an individual and his or her legal representatives, a corporation, a partnership, a trust, an unincorporated organization, the government of a country or any political subdivision thereof, or any agency or department of any such government.

"PROGRAM" means the AIR MILES-TM- program established by LMGC in Canada.

"REGIONAL AIRLINES" means, at any time, each Affiliate of Airline which, at such time, is an Air Carrier, including for greater certainty, any Air Carrier which hereafter becomes an Affiliate of Airline (effective as of the date it becomes an Affiliate of Airline). Without limiting the foregoing, if the CCAA Plan is approved, CAI shall be deemed to be a Regional Airline, whether or not it is then an Affiliate of Airline.

"**** ROUTES" means each of the City Pairs Served described in Schedule G hereto, as such Schedule may be amended from time to time in accordance with
Section 1.9.



**** PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A
     REQUEST FOR CONFIDENTIAL TREATMENT.

"SHORT TERM CAI SUPPLIER AGREEMENT" means the letter agreement made as of the date hereof between LMGC and CAI providing for the termination of the Terminated Supplier Agreement and a new short term supplier arrangement between LMGC and CAI.

"SPECIAL FARES" means the fares set out in Schedule B.

"SPECIAL TICKETS" means tickets (including electronic tickets) for Airline Seats issued to passengers in connection with the Program.

"SPONSOR" means any Person granted a licence by LMGC or otherwise permitted by LMGC to issue or arrange for the issuance of AMRM.

"SUBSIDIARY" has the meaning set out in the CANADA BUSINESS CORPORATIONS ACT.

"TERM" means the period from the date hereof to the date this Agreement terminates.

"TERMINATED SUPPLIER AGREEMENT" means the Supplier Agreement made as of March 15, 1995 between LMGC and CAI, as amended.

"****" means each of ****, ****, ****, ****, ****, ****, ****, ****, ****,
****, **** and ****, and in each case, their regional airports (such as **** in respect of **** and **** in respect of ****).

"**** ROUTES" means any two cities or other locations between which Airline or any Regional Airline has non-stop scheduled service, so long as both such cities or other locations are ****.

"**** CLASS" means the booking class maintained by Airline currently in the **** of its yield management hierarchy and designated as "**** class", or in the case of any Regional Airline which utilizes different booking classes, a booking class that is comparable in all material respects with **** Class, and in either event, any replacement class therefor established hereunder from time to time.

                  The division of this Agreement into Articles and Sections, the insertion of headings, and the provision of any table of contents are for convenience of reference only and shall not affect the construction or interpretation of this Agreement. Unless the context requires otherwise, (i) words importing the singular include the plural and vice versa and words importing gender include all genders, and (ii) references in this Agreement to Sections or Schedules are to Sections or Schedules of this Agreement. Except as otherwise expressly provided in the Agreement, all dollar amounts referred to in this Agreement are stated in Canadian dollars. In this Agreement, "including" means "including, without limitation" and "includes" means "includes without limitation".


**** PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A
     REQUEST FOR CONFIDENTIAL TREATMENT.

                                   SCHEDULE B

                                  SPECIAL FARES


---------------- --- ------ -------- ------ -------- ------ -------- ------ -------- ------ --------
                     PART 1          PART 2          PART 3          PART 4          PART 5
---------------- --- ------ -------- ------ -------- ------ -------- ------ -------- ------ --------
                     2000            2001            2002            2003            2004
---------------- --- ------ -------- ------ -------- ------ -------- ------ -------- ------ --------
                     PEAK   OFF PEAK PEAK   OFF PEAK PEAK   OFF PEAK PEAK   OFF PEAK PEAK   OFF PEAK
---------------- --- ------ -------- ------ -------- ------ -------- ------ -------- ------ --------
Domestic         SH   ****    ****    ****    ****    ****    ****    ****    ****    ****    ****
---------------- --- ------ -------- ------ -------- ------ -------- ------ -------- ------ --------

                 MH   ****    ****    ****    ****    ****    ****    ****    ****    ****    ****
---------------- --- ------ -------- ------ -------- ------ -------- ------ -------- ------ --------

                 LH   ****    ****    ****    ****    ****    ****    ****    ****    ****    ****
---------------- --- ------ -------- ------ -------- ------ -------- ------ -------- ------ --------

Transborder      SH   ****    ****    ****    ****    ****    ****    ****    ****    ****    ****
---------------- --- ------ -------- ------ -------- ------ -------- ------ -------- ------ --------

                 MH   ****    ****    ****    ****    ****    ****    ****    ****    ****    ****
---------------- --- ------ -------- ------ -------- ------ -------- ------ -------- ------ --------

                 LH   ****    ****    ****    ****    ****    ****    ****    ****    ****    ****
---------------- --- ------ -------- ------ -------- ------ -------- ------ -------- ------ --------

International         ****    ****    ****    ****    ****    ****    ****    ****    ****    ****
---------------- --- ------ -------- ------ -------- ------ -------- ------ -------- ------ --------










**** PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A
     REQUEST FOR CONFIDENTIAL TREATMENT.

Minimum charge for a Peak Period Flight is **** and for an Off-Peak Period Flight is ****.

For purposes hereof, a flight is "Off Peak" where the first leg of the outbound flight departs after **** and before **** (or before **** for bookings made during the Additional Period), excluding any outbound departures during the period **** to **** inclusive. All other flights are "Peak".

For purposes hereof: (i) an "SH" or "Short Haul Flight" is any flight (other than an International Flight) of **** miles (based on round trip mileage);
(ii) a "MH" or "Medium Haul Flight" is any flight of (other than an International Flight) of **** miles (based on round trip mileage); (iii) a "LH" or "Long Haul Flight" is any flight (other than an International Flight) of **** or more miles (based on round trip mileage); (iv) a "domestic flight" is any flight with both origin and destination within Canada, (v) a "transborder flight" is any flight with an origin within either Canada or the continental United States to a destination within either Canada or the continental United States, other than a domestic flight and (vi) an "International Flight" is any flight which entails flying over the Atlantic or Pacific Oceans (including any flights to Hawaii, Mexico, Central and South America) and any other flight which does not have both an origin and a destination within Canada or the continental United States.

Round trip mileage will be as shown in the SABRE Reservation System, and will be based on the distance between origin and destination points, regardless of the segments flown from origin to destination.













**** PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A
     REQUEST FOR CONFIDENTIAL TREATMENT.

                                   SCHEDULE C

                RESERVATIONS, COMMISSIONS AND TRAVEL RESTRICTIONS


1. Reservations, which must include round trip travel, must be made at least 14 days, but not more than 330 days, prior to planned departure date.

2. The return trip must be booked at the time a reservation is made for the outbound segment.

3. All round trip travel must be completed not later than 315 days after the date of reservation.

4.    No blackout dates will be applicable for booking.

5.    All travel must be on a round trip or an open jaw trip basis.

6. Each Special Ticket, which will not include en route stopovers, must include a Saturday night stayover at destination.

7. Airline shall pay LMGC (or LMG Travel) commissions in respect of sales of all tickets (including tickets for companion seats, but not including Special Tickets purchased hereunder at the Special Fares) on the basis of Airline's standard commission agreement for each calendar year during the Term. LMGC shall not however be entitled to any override in connection with sales of Special Tickets or companion tickets, but shall be entitled to standard travel agency override for sale of other tickets, including all sales by Extra Miles Travel.

8. All Special Tickets and Special Fares are subject to the tariff restrictions and Warsaw Convention Limitations, as applicable, with respect to (but only with respect to) limits of compensation for, damage to Persons or property.


The restrictions in clauses 1, 3, 5 and 6 shall not apply to tickets purchased under web specials as contemplated in Section 1.2(c).

                                   SCHEDULE D

                                OTHER COMMITMENTS


1. Gold Collectors shall receive a discount of 10% off the cost of any companion tickets purchased through LMGC or any of its Subsidiaries, up to a maximum of **** return trips each calendar year. For purposes hereof, a companion ticket means a ticket purchased in conjunction with the purchase of, and having the same itinerary as, a Special Ticket.

2. During each 12 month period in the Initial Period, Airline shall make available to LMGC, up to **** return trip Airline Seats, either on Airline's or a Regional Airline's flights, as selected by LMGC, to be used in connection with the Canadian Special Olympics. Such Airline Seats shall be made available to LMGC at the Special Fares. These seats are subject to regular availability of inventory as per this Agreement and use thereof by LMGC shall be included in determining bookings made by LMGC for purposes of Section 1.3 (b) and (c).

3. During each 12 month period in the Initial Period, Airline shall provide LMGC with **** return trips on City Pairs Served, either on Airline's or a Regional Airline's flights, to be used in connection with LMGC's Sponsor activities. Ten such return trips shall be provided to LMGC at no cost to LMGC and **** such return trips shall be provided to LMGC at a cost equivalent to AD 75. LMGC and Airline shall mutually agree to the destinations chosen for such return trips.

4. Airline shall make available to LMGC not less than **** AD's (AD 75's) (return trip) for each 12 month period of the Term, of which no less than **** shall be **** Class and the balance shall be **** Class.















**** PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A
     REQUEST FOR CONFIDENTIAL TREATMENT.

                                   SCHEDULE E

                       JOB DESCRIPTION FOR LMGC OMBUDSMAN

OBJECTIVE

         To maximize the inventory made available to LMGC under this Agreement.

TASKS

         o Liasing between LMGC and Air Canada Revenue Management.
         o Reporting availability on Air Canada to LMGC.
         o Reporting bookings made on Air Canada to LMGC.
         o Trouble-shooting specific capacity issues with Air Canada Revenue Management.
         o Advising and reporting to LMGC of Air Canada's schedule and capacity planning.
         o Identifying capacity opportunities for LMGC.
         o Implementing web specials and other potential marketing opportunities for LMGC at Air Canada.

AIR MILES CONTACT

         o Speak with Reward Services at LMGC at least once a week.
         o Meet with Reward Services at LMGC at least quarterly, at LMGC offices in Toronto.

QUALIFICATIONS

         Minimum 3 years experience at Air Canada or Canadian Airlines in revenue management, planning or financial analysis (if possible).

                                   SCHEDULE F

                                LMGC NEWS RELEASE



FOR IMMEDIATE RELEASE

               AIR MILES PROGRAM REACHES AGREEMENT WITH AIR CANADA COLLECTORS CAN NOW FLY ON CANADIAN AIRLINES AND AIR CANADA


TORONTO, Ontario - April 26, 2000 - The Loyalty Group, operator of the AIR MILES Reward Program, today announced it has reached an agreement with Canadian Airlines and Air Canada that will allow it to offer reward flights on both airlines to AIR MILES Collectors across Canada.

"We are thrilled to be able to continue to offer travel on Canadian Airlines to our 11 million AIR MILES Collectors, and we welcome Air Canada as a new airline supplier to the AIR MILES Reward Program," said John Scullion, President and Chief Executive Officer, The Loyalty Group. "Canadian Airlines has always been a valued supplier to the Program, and we now look forward to extending that partnership with Air Canada," he added.

AIR MILES Collectors can continue to redeem their reward miles and book domestic flights on Canadian Airlines and international flights on our four other airline partners: American Airlines, KLM, Northwest Airlines and United Airlines. Collectors can redeem their reward miles for Air Canada flights beginning in May 2000.

Terms of the agreement are confidential and will not be disclosed. The Loyalty Group's claim in connection with Canadian Airlines' restructuring plan has been assigned to Air Canada as part of the new agreement with Air Canada.

The Loyalty Group launched the AIR MILES Reward Program in March 1992, offering Canadians the opportunity to collect AIR MILES reward miles while shopping for everyday goods and services. There are over 100 participating Sponsors across Canada representing over 12,000 retail locations. In addition to free flights, AIR MILES reward miles can be exchanged for over 100 different rewards from movie passes to attractions to merchandise like electronics, watches and toys.

For further information, contact:

John Wright
Senior Vice President
The Loyalty Group
(416) 228-6614

                                   SCHEDULE G

                                  **** ROUTES

****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****
****

o The above list is non-directional.














**** PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A
     REQUEST FOR CONFIDENTIAL TREATMENT.

                                   SCHEDULE H

                                LMGC PROJECTIONS


Year 2000*       -  **** round trip Special Tickets
Year 2001        -  **** round trip Special Tickets
Year 2002        -  **** round trip Special Tickets

*full year

All numbers include the additional **** seats from Schedule D - Section 2.























**** PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A
     REQUEST FOR CONFIDENTIAL TREATMENT.

                                   SCHEDULE I

                                      ****


[TO BE MUTUALLY AGREED UPON BY PARTIES]





























**** PORTIONS OMITTED AND FILED SEPARATELY WITH THE COMMISSION PURSUANT TO A
     REQUEST FOR CONFIDENTIAL TREATMENT.

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